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_______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 1996

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
          ----------------------------------------------------------
     (Exact name of registrant as specified in its governing instruments)

           Delaware                     333-1704                13-3416059
----------------------------   -------------------------     ------------------
(State or other jurisdiction   (Commission File Numbers)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                             World Financial Center
                                   North Tower
                            New York, New York 10281
                    ----------------------------------------
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (212) 449-0336


                                                        Exhibit Index appears on
                                                                          page 5

________________________________________________________________________________

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Item 5.  Other Events

                  On or about November 25, 1996, the Registrant will cause the issuance and sale of approximately $1,001,713,000 initial principal amount of Mortgage Pass-Through Certificates, Series 1996-C2, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class IO, Class F, Class G, Class H, Class R-I, Class R-II and Class R-III (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 1996, among the Registrant, First Union National Bank of North Carolina as master servicer, Criimi Mae Services Limited Partnership, as special servicer and State Street Bank & Trust Company, as trustee (the "Pooling and Servicing Agreement").

                  In connection with the sale of the Series 1996-C2 Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class IO Certificates (collectively, the "Underwritten Certificates"), the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Union Capital Markets Corp. (together, the "Underwriters") that the Underwriters have, following the effective date of Registration Statement No. 333-1704, furnished to prospective investors on November 6, 1996 a Structural Term Sheet setting forth certain information about the Underwritten Certificates (the "Structural Term Sheet") and a Collateral Term Sheet setting forth certain information about the mortgage loans expected to be deposited in trust under the Pooling and Servicing Agreement (the "Collateral Term Sheet"). The Structural Term Sheet and the Collateral Term Sheet are being filed as exhibits to this report.

                  The Structural Term Sheet and the Collateral Term Sheet have been provided by the Underwriters. The information in the Structural Term Sheet and the Collateral Term Sheet is preliminary and will be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

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Item 7.  Financial Statements and Exhibits

           (a)    Financial Statements.

                  Not applicable.

           (b)    Pro Forma Financial Information

                  Not applicable.

           (c)    Exhibits


                            Item 601(a) of Regulation
      Exhibit Number             S-K Exhibit No.               Description
      --------------        -------------------------          -----------
             1                         99                  Structural Term Sheet
             2                         99                  Collateral Term Sheet

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                       By: /s/ Michael M. McGovern
                                               -----------------------------
                                               Name:    Michael M. McGovern
                                               Title:   Secretary and Director


Dated:  November 6, 1996

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                                  EXHIBIT INDEX



                            Item 601(a) of Regulation
   Exhibit Number                S-K Exhibit No.              Description
   --------------           -------------------------    ---------------------
          1                            99                Structural Term Sheet
          2                            99                Collateral Term Sheet

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